~ Strictly Confidential – Subject to Confidentiality Agreements; Preliminary and Subject to Material Review ~ Strictly Confidential Cleansing Materials

Strictly Confidential

Forward-Looking / Cautionary Statements

Forward-Looking Statements

This presentation, including the oral statements made in connection herewith, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, derivative instruments, capital expenditure levels and other guidance included in this presentation. When used in this presentation, the words "could," "should," "will," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain such identifying words. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in the Company's filings with the Securities and Exchange Commission. These include, but are not limited to, the Company’s ability to integrate acquisitions into its existing business, changes in oil and natural gas prices, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company's ability to access them, the proximity to and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Company's business and other important factors. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

Cash Interest, Adjusted EBITDA, E&P Cash G&A, Free Cash Flow, Adjusted Net Income (Loss) Attributable to Oasis, Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share and Recycle Ratio are supplemental financial measures that are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP measures should not be considered in isolation or as a substitute for interest expense, net income (loss), operating income (loss), net cash provided by (used in) operating activities, earnings (loss) per share or any other measures prepared under GAAP. Because Cash Interest, Adjusted EBITDA, Free Cash Flow, Adjusted Net Income (Loss) Attributable to Oasis, Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share and Recycle Ratio exclude some but not all items that affect net income (loss) and may vary among companies, the amounts presented may not be comparable to similar metrics of other companies. Reconciliations of these non-GAAP financial measures to their most comparable GAAP measure can be found in the annual report on Form 10-K, quarterly reports on Form 10-Q and on our website at www.oasispetroleum.com. Amounts excluded from these non-GAAP measure in future periods could be significant.

Cautionary Statement Regarding Oil and Gas Quantities

The Securities Exchange Commission (the “SEC”) requires oil and gas companies, in their filings with the SEC, to disclose proved reserves, which are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions (using unweighted average 12-month first day of the month prices), operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities of the exploration and development companies may justify revisions of estimates that were made previously. If significant, such revisions could impact the Company’s strategy and future prospects. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. The SEC also permits the disclosure of separate estimates of probable or possible reserves that meet SEC definitions for such reserves; however, we currently do not disclose probable or possible reserves in our SEC filings.

Proved reserves at December 31, 2019 are estimated utilizing SEC reserve recognition standards and pricing assumptions based on the trailing 12-month average first-day-of-the-month prices of $55.85 per barrel of oil and $2.62 per MMBtu of natural gas. The reserve estimates for the Company are based on reports prepared by DeGolyer and MacNaughton ("D&M").

Our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

www.oasispetroleum.com 2

Strictly Confidential Post Emergence Focus Oasis Management will work with the new Board of Directors on a plan that focuses on significant free cash flow generation and corporate returns  Significant free cash flow generation □ Oily, high margin PDP asset base □ Midstream ownership (retained DevCo interest and OMP LP/GP interest) provides meaningful fee-based cash flows and certainty / quality of service with third party upside □ Continued reduction in fixed charges (LOE, G&A, interest expense), with a commitment to a low cost structure  Corporate returns-focused plan □ Predictable asset base with deep inventory of low-breakeven, oil weighted drilling locations in the Williston and Delaware □ Robust hedge profile will minimize downside risk and enhance cash flow visibility □ Investment decisions based on corporate level returns  Numerous options for use / reinvestment of free cash flow □ Return to shareholders (repayment of debt, dividend, etc.) □ Strong inventory of low-risk, economic locations □ Significant potential value-enhancing consolidation options 3

Strictly Confidential

Williston & Delaware Undeveloped EURs / Inventory

Williston EUR & Type Curve Summary | Select Development Areas

		Wild Basin BK Only	Indian Hills Core	North Alger BK Only	City of Williston
EUR Summary[1]					
Modeled Lat. Length	ft	9,500	9,500	9,500	9,500
EUR, Wellhead	MBoe	1,841	998	1,125	1,389
Oil	MBbl	742	592	712	801
Gas	MMcf	6,597	2,436	2,473	3,528
Spacing Assumptions					
BK	Wells/Mile	4[2]	5	3[2]	5
Undeveloped Locations for Select Development Areas - BK Only[3]					
Gross Operated Count		13	46	15	16
Net Operated Count		11	36	10	13

Delaware EUR & Type Curve Summary | Select Development Areas

		South BS3	North-Central South WCA	North-Central WCB	North-Central WCC
EUR Summary[1]					
Modeled Lat. Length	ft	9,500	9,500	9,500	9,500
EUR, Wellhead	MBoe	1,312	1,254	1,026	931
Oil	MBbl	1,077	1,007	852	776
Gas	MMcf	1,413	1,480	1,042	931
Spacing Assumptions					
Spacing	Wells/Mile	4-6[4]	8	6	6
Undeveloped Locations for Select Development Areas[3,5]					
Gross Operated Count		27	74	59	48
Net Operated Count		22	70	54	43

Note: Spacing assumptions reflect Management's Low Inventory Case.
1) All EURs shown are technical EURs.
2) Three Forks type curve spacing assumptions of 4 wells/mile and 2 wells/mile for Wild Basin and North Alger respectively.
3) Operated location counts (DUC plus undeveloped locations) as of 12/1/2020.
4) Spacing range shown is for BS3 Sand (4 wells/mile) and BS3 Shale (6 wells/mile).
5) Delaware location counts represent a mix of lateral lengths.

www.oasispetroleum.com 4

Strictly Confidential

OAS Financial Forecast Summary (Unconsolidated)
Development Case | NYMEX Strip Price Deck

($ in millions, unless otherwise noted)	2019A	2020E[1]	2021E	2022E	2023E	2024E
Benchmark Prices (NYMEX Strip)						
WTI ($/Bbl)	$57.03	$39.14	$43.22	$44.68	$45.72	$46.71
HHub ($/MMBtu)	$2.57	$2.07	$2.93	$2.64	$2.51	$2.48
Gross / Net Wells Producing						
Williston	-	1,605 / 883	1,640 / 897	1,666 / 913	1,694 / 928	1,731 / 950
Delaware	-	195 / 71	213 / 77	243 / 95	263 / 103	291 / 117
Gross / Net Wells TILs						
Williston - Operated	67 / 42	32 / 20	11 / 10	19 / 17	15 / 13	27 / 23
Delaware - Operated	11 / 10	15 / 14	7 / 7	18 / 18	8 / 8	16 / 14
Net Production Profile (Mboe/d)[2]						
PDP	-	65	53	42	35	31
DUC	-	-	7	5	3	2
Undeveloped	-	-	2	13	22	27
Total Net Production	88	65	62	59	61	60
% Oil	71%	67%	66%	68%	69%	69%
Revenue[3]						
Oil and Gas Revenue + OWS Revenue	$1,451	$697	$752	$779	$819	$828
Hedging Revenue	19	224	-	-	-	-
Total Revenue	$1,470	$921	$752	$779	$819	$828
Expenses[3]						
Production Taxes	(113)	(53)	(54)	(57)	(60)	(60)
Fixed LOE & Workover[4]	(171)	(113)	(137)	(147)	(148)	(150)
Variable LOE[4]	(118)	(96)	(99)	(91)	(85)	(82)
GM&T[4]	(172)	(137)	(124)	(126)	(119)	(110)
MVC Deficiency Payments	-	(0)	(1)	(10)	(1)	(1)
E&P Cash G&A	(65)	(74)[5]	(49)	(49)	(49)	(49)
OWS Opex & Cash G&A	(38)	(8)	-	-	-	-
E&P EBITDAX	$794	$440	$289	$298	$357	$377
Midstream EBITDA to OAS[6]						
Retained EBITDA from DevCos	$111	$85	$90	$73	$60	$52
OMP LP & GP Distributions	45	53	53	53	39	34
OAS EBITDAX	$950	$577	$432	$425	$455	$463
Capital Expenditures[7]						
Williston E&P D&C Capital	$389	$106	$95	$146	$117	$120
Delaware E&P D&C Capital	166	93	76	82	68	92
E&P Non-D&C Capital	56	44	52	45	44	41
OAS Portion of Midstream Capital	40	10	10	10	6	30
Acquisition Capital	21	0	-	-	-	-
Net OWS Capital Reduction	(3)	1	-	-	-	-
OAS Capex	$670	$255	$233	$283	$236	$283
OAS Pretax Unlevered Free Cash Flow	$280	$322	$199	$142	$220	$180

Note: NYMEX strip pricing as of 9/17/2020.
1) Actuals through July 2020, estimates thereafter.
2) Reserve categories shown based on 12/1/2020 effective date.
3) Excludes purchased oil and gas sales and expenses tied to marketing activities primarily driven by optimizing crude oil blending and transportation in the Wild Basin.
4) Projections shown do not include associated OMS deduct.
5) 2020E Cash G&A excludes forecasted one-time items associated with comprehensive restructuring transaction. 2020E G&A includes the impact of reduction in force and associated costs in 2Q20.
6) OAS Management estimates for midstream DevCo retained interest and OMP distributions with no assumed third party business beyond that which is currently contracted. Actual distribution policy from OMP may differ materially from estimates shown.
7) 2020E capex figures shown include ~$23mm in Williston E&P D&C Capital and ~$1mm in Delaware E&P D&C Capital in 2H'20E.

www.oasispetroleum.com 5

Strictly Confidential

OMS Financial Forecast Summary

($ in millions, unless otherwise noted)	2020E	2021E	2022E	2023E	2024E
Development Case					
8/8ths EBITDA[1]					
Bighorn DevCo	$71	$67	$50	$35	$36
Bobcat DevCo	112	119	95	73	63
Beartooth DevCo	36	34	32	32	28
Panther DevCo	9	8	12	13	16
Other OMP[2]	-	-	-	-	14
Excluded Legacy Assets	3	3	3	3	3
Total 8/8ths EBITDA[3]	$231	$231	$191	$156	$159
8/8ths Growth Capex[1]					
Bighorn DevCo	$5	$1	$-	$-	$-
Bobcat DevCo	10	3	1	1	34
Beartooth DevCo	0	3	9	1	1
Panther DevCo	11	4	13	9	11
Other OMP[2]	0	-	1	31	-
Excluded Legacy Assets	1	-	-	-	-
Total 8/8ths Growth Capex	$27	$10	$23	$42	$46
8/8ths Maintenance Capex[1]					
Bighorn DevCo	$4	$1	$1	$1	$1
Bobcat DevCo	4	11	7	7	12
Beartooth DevCo	1	3	7	1	1
Panther DevCo	0	0	1	1	1
Other OMP[2]	-	-	-	5	-
Excluded Legacy Assets	0	0	0	0	0
Total 8/8ths Maintenance Capex	$9	$15	$15	$15	$15
Blowdown Case					
8/8ths Growth Capex[1]					
Bighorn DevCo	$5	$-	$-	$-	$-
Bobcat DevCo	10	-	-	-	-
Beartooth DevCo	0	1	1	1	1
Panther DevCo	11	-	-	-	-
Other OMP[2]	0	-	-	-	-
Excluded Legacy Assets	1	-	-	-	-
Total 8/8ths Growth Capex	$26	$1	$1	$1	$1
8/8ths Maintenance Capex[1]					
Bighorn DevCo	$4	$1	$1	$1	$1
Bobcat DevCo	6	9	7	8	6
Beartooth DevCo	0	1	1	1	1
Panther DevCo	0	0	0	0	0
Other OMP[2]	-	-	-	-	-
Excluded Legacy Assets	0	0	0	0	0
Total 8/8ths Maintenance Capex	$11	$11	$9	$10	$8

Note: Projections represent OAS view of the OMS financial forecast. Actuals can vary materially from projections shown. Reduction in EBITDA in the Blowdown Case is proportional to the reduction of OAS volumes. The relationship between OAS net working interest volumes and gross volumes that drive revenue for Oasis Midstream is consistent in Development Case and the Blowdown Case.

1) OMP projections shown herein assume no third party business beyond that which is currently contracted.
2) City of Williston: 4 operated DSUs expected to be dedicated to OMP in the future, and OMP will fund the gathering and compression capital.
3) EBITDA estimates shown exclude estimated OMP public company G&A expense of ~$3.6mm per year.

www.oasispetroleum.com

6

Strictly Confidential

Internal Reserve Database Summary (Unconsolidated)
Development Case @ NYMEX Strip | 12/1/20 Effective Date

OASIS PETROLEUM

Reserves Category	Locations		Net Modeled Resource			Net DC&E Capex	NPV - 0% ($MM)	NPV - 10% ($MM)
	Gross	Net	Oil (MMBbl)	Gas (Bcf)	Equivalent (MMBoe)	($MM)	NYMEX Strip	NYMEX Strip
Proved Developed Producing								
Williston	1,605	883	82	248	123	-	$1,313	$875
Delaware	197	72	15	23	19	-	454	255
Total Proved Developed	1,802	956	97	271	142	-	$1,767	$1,130
Drilled Uncompleted Wells	15	14	8	31	13	$61	$201	$112
Williston Development (Operated)[1]								
Indian Hills	70	49	25	89	40	$342	$544	$209
Painted Woods	155	101	48	117	67	697	624	145
Wild Basin	8	6	3	20	6	38	37	20
City of Williston	16	13	8	32	13	93	172	69
North Alger[2]	31	21	10	30	15	128	201	68
Other Prospect Areas[3]	494	371	122	330	177	2,496	1,241	106
Williston Total	774	561	216	618	319	$3,793	$2,819	$618
Delaware Development (Operated)								
Third Bone Spring	61	53	31	48	39	$329	$817	$175
Wolfcamp A	95	88	53	95	69	572	1,336	409
Wolfcamp B	117	102	46	66	57	672	785	105
Wolfcamp C	108	93	40	62	51	641	497	43
Delaware Total	381	336	171	272	216	$2,214	$3,434	$731
Total Operated Development & DUC	1,170	912	395	921	549	$6,068	$6,454	$1,460
Total Non-Op Development (Williston & Delaware)	230	12	6	25	10	$69	$137	$51
Non-D&C Capex[4]							(1,265)	(413)
Oil FT Tariffs[5]							(99)	(78)
Williston Gas MVC Liability Payments							(18)	(14)
Pre-Tax, Pre-G&A Asset Total	3,202	1,880	498	1,217	701	$6,137	$6,975	$2,136

Note: Strip as of 9/17/2020 and based on Low Inventory Case. Reserve estimates do not conform to SEC reserves reporting requirements.
1) North Cottonwood, Red Bank West, and Target prospect area undeveloped locations not modeled in the 3P reserve database.
2) Includes 4 undeveloped South Alger locations.
3) Other Prospect Areas inclusive of Dublin, Hebron, Missouri, Red Bank East, South Cottonwood and South Nesson.
4) Non-D&C capex inclusive of leasehold capital, facilities capital, workover capital, and development G&G.
5) Oil FT Tariffs presented separately since not included in reserves values shown above.

www.oasispetroleum.com

7

Strictly Confidential

DIP Cash Flow Forecast - Weekly

Assumed Filing Week: 02-Oct-20 / Assumed Exit Week: 20-Nov-20

OASIS PETROLEUM

					October (4)				November (4)		
	Actual	Actual	Actual	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Strip Price as of 9/17/20	Week (3)	Week (2)	Week (1)	Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8
Week Ending	Fri-Sep-11	Fri-Sep-18	Fri-Sep-25	Fri-Oct-02	Fri-Oct-09	Fri-Oct-16	Fri-Oct-23	Fri-Oct-30	Fri-Nov-06	Fri-Nov-13	Fri-Nov-20 [1]
Operating Receipts:											
Oil and Gas Receipts	4,221	4,370	96,775	418	4,994	597	83,583	10,858	649	4,997	82,426
Royalty / Working Interest Payments	0	(7,895)	(28,726)	-	-	-	-	1,209	(42,635)	-	-
Hedge Receipts and Disbursements	9,502	27,811	9,549	-	24	-	-	-	-	12	-
Miscellaneous Cash Receipt	-	135	53	-	-	-	-	-	-	-	-
Operating Receipts	13,723	24,421	77,650	418	5,018	597	83,583	12,067	(41,985)	5,009	82,426
OMS Shared Service Reimbursement	-	-	-	3,523	-	-	3,990	-	-	-	4,024
JIB Receipts	1,032	2,435	659	3,156	5,140	5,140	5,140	5,140	5,322	5,322	5,322
Net Operational Receipts	**14,755**	**26,856**	**78,309**	**7,097**	**10,158**	**5,736**	**92,712**	**17,207**	**(36,663)**	**10,331**	**91,772**
Operating Disbursements:											
Payroll & Payroll Related	(691)	(2,995)	(253)	(2,710)	(817)	(1,932)	(831)	(1,935)	(1,540)	(1,935)	(3,581)
LOE/Workover (Operated and Non-Operated)	(1,728)	(9,881)	(7,871)	(4,248)	(2,563)	(4,758)	(8,982)	(5,952)	(5,712)	(5,712)	(12,879)
Gathering, Marketing, and Transportation	(241)	(2,871)	(23,715)	-	-	-	(17,029)	(4,549)	-	-	(16,581)
* Severance Taxes	-	(294)	(6,726)	-	-	-	(561)	(7,119)	-	-	(588)
General & Administrative	(328)	(3,427)	(744)	(1,793)	(471)	(235)	(352)	(470)	(941)	(470)	(678)
Accounts Payable	(135)	-	-	-	-	-	-	-	-	-	-
Credit Cards	-	-	-	(50)	-	-	-	-	-	-	-
Other Operating Disbursements	-	-	-	-	-	-	-	-	-	-	-
Uncategorized Disbursements	-	-	-	-	-	-	-	-	-	-	-
Total Operational Disbursements	**(3,124)**	**(19,468)**	**(39,309)**	**(8,801)**	**(3,851)**	**(6,924)**	**(27,756)**	**(20,025)**	**(8,193)**	**(8,116)**	**(34,307)**
Total Operating Cash Flow	**11,631**	**7,388**	**39,001**	**(1,704)**	**6,307**	**(1,188)**	**64,956**	**(2,818)**	**(44,856)**	**2,215**	**57,465**
Capital Expenditures											
E&P Operated Capex	(714)	(1,505)	(1,265)	(4,331)	(4,975)	(4,975)	(4,951)	(3,521)	(3,413)	(3,413)	(3,413)
E&P Non Operated Capex	-	-	-	(68)	-	(41)	(62)	(83)	(83)	(83)	(83)
E&P Capex Payments	**(714)**	**(1,505)**	**(1,265)**	**(4,399)**	**(4,975)**	**(5,016)**	**(5,013)**	**(3,604)**	**(3,496)**	**(3,496)**	**(3,496)**
Net Operating Receipts	14,755	26,856	78,309	7,097	10,158	5,736	92,712	17,207	(36,663)	10,331	91,772
* Operating Disbursements Plus Capex	(3,838)	(20,973)	(40,573)	(13,200)	(8,826)	(11,940)	(32,769)	(23,629)	(11,689)	(11,612)	(37,802)
Total Operating Cash Flow Less Capex	**10,917**	**5,883**	**37,736**	**(6,103)**	**1,332**	**(6,204)**	**59,943**	**(6,422)**	**(48,352)**	**(1,280)**	**53,970**
OMS Holdings LLC (Midstream)											
OMP Quarterly Distribution (Sub LP/Com LP/GP)	-	-	-	-	-	-	-	-	-	-	-
OMS DevCo Distribution Receipts	-	-	-	7,099	-	-	7,033	-	-	-	7,296
Midstream Capex	(5)	(24)	(4)	-	-	-	(781)	-	-	-	(718)
OMS Distributions and Capex	**(5)**	**(24)**	**(4)**	**7,099**	**-**	**-**	**6,252**	**-**	**-**	**-**	**6,578**
Non-Operating Receipts Disbursements											
Debt / Financing	(346)	(97)	(171)	(318)	(4,631)	(403)	(403)	(403)	(403)	(403)	(403)
Restructuring Professional Fees	(2,479)	(3,854)	(891)	(9,768)	-	-	-	-	-	-	-
* Other Non-Operating Disbursements	-	-	-	(200)	(250)	(250)	(250)	(250)	(250)	(250)	(250)
* Investments	-	-	-	-	-	-	-	-	-	-	-
* Intercompany Transfers	(2)	(0)	(10)	-	-	-	-	-	-	-	-
Total Non-Operating Cash Flows	**(2,827)**	**(3,951)**	**(1,073)**	**(10,285)**	**(4,881)**	**(653)**	**(653)**	**(653)**	**(653)**	**(653)**	**(653)**
Net Cash Flow	**$ 8,085**	**$ 1,908**	**$ 36,660**	**$ (9,289)**	**$ (3,549)**	**$ (6,857)**	**$ 65,541**	**$ (7,075)**	**$ (49,005)**	**$ (1,934)**	**$ 59,895** [3]
**** Variance Disbursement Test***	***$ (3,840)***	***$ (20,680)***	***$ (33,858)***	***$ (13,400)***	***$ (9,076)***	***$ (12,190)***	***$ (32,458)***	***$ (16,760)***	***$ (11,939)***	***$ (11,862)***	***$ (37,465)***
Change in Cash											
Beginning Cash Balance (Book)	38,939	47,024	21,121	53,232	43,943	40,394	33,537	99,078	92,002	42,997	41,063
Receipts	14,754	36,215	116,104	14,196	10,158	5,736	99,745	15,997	5,972	10,331	99,068
Disbursements	(6,669)	(34,307)	(79,444)	(23,485)	(13,706)	(12,594)	(34,204)	(23,073)	(54,977)	(12,265)	(39,174)
RBL Drawdown/Paydown (+/-)	-	(27,811)	(4,549)	-	-	-	-	-	-	-	-
Ending Cash Balance (Book)	**47,024**	**21,121**	**53,232**	**43,943**	**40,394**	**33,537**	**99,078**	**92,002**	**42,997**	**41,063**	**100,958**
Prepetition Facility Size	600,000	562,640	562,640	562,640	60,640	60,640	60,640	60,640	60,640	60,640	60,640
Roll-Up Facility	-	-	-	-	300,000	300,000	300,000	300,000	300,000	300,000	300,000
DIP Facility Size	-	-	-	-	150,000	150,000	150,000	150,000	150,000	150,000	150,000
Total Facility Size	**600,000**	**562,640**	**562,640**	**562,640**	**510,640**	**510,640**	**510,640**	**510,640**	**510,640**	**510,640**	**510,640**
Prepetition RBL											
Beginning Balance	393,000	393,000	365,189	360,640	360,640	60,640	60,640	60,640	60,640	60,640	60,640
Hedge Proceeds	-	-	(37,360)	-	-	-	-	-	-	-	-
RBL Paydown / Drawdown	-	(27,811)	32,811	-	(300,000)	-	-	-	-	-	-
Ending Prepetition RBL Outstanding	**393,000**	**365,189**	**360,640**	**360,640**	**60,640**	**60,640**	**60,640**	**60,640**	**60,640**	**60,640**	**60,640**
Roll-Up Facility											
Beginning Balance	-	-	-	-	-	300,000	300,000	300,000	300,000	300,000	300,000
Paydown / Drawdown	-	-	-	-	300,000	-	-	-	-	-	-
Ending Roll-Up Facility	**-**	**-**	**-**	**-**	**300,000**	**300,000**	**300,000**	**300,000**	**300,000**	**300,000**	**300,000**
DIP RBL											
Beginning Balance	-	-	-	-	-	-	-	-	-	-	-
RBL Paydown / Drawdown	-	-	-	-	-	-	-	-	-	-	-
Ending DIP RBL Outstanding	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**
LCs Outstanding	**70,935**	**78,435**	**76,160**	**76,910**	[2] **76,910**	**76,910**	**76,910**	**74,145**	**74,145**	**74,145**	**74,145**
Remaining Availability on Facility	**136,065**	**119,016**	**125,840**	**125,090**	**73,090**	**73,090**	**73,090**	**75,855**	**75,855**	**75,855**	**75,855**
Total Liquidity (Book Cash + Availability)	**$ 183,089**	**$ 140,137**	**$ 179,072**	**$ 169,033**	**$ 113,484**	**$ 106,627**	**$ 172,168**	**$ 167,857**	**$ 118,852**	**$ 116,918**	**$ 176,813**

1) Week ending 11/20/20 does not reflect illustrative professional fees of $30.2mm, illustrative RBL exit financing fees of $7.0mm, and prepetition trade / cure amounts of $13.6mm
2) Includes $36.5mm in LCs which have been posted on behalf of Surety Bonds. By 12/31/20 an additional $5.5mm in LCs will be added on behalf of Surety Bonds. Total Net Surety Bonds (Net of LCs posted) as of 9/25/20 is $5.5mm
3) Net Cash Flow excluding non-operating receipts disbursements for the period from week ending 11/27/20 through 12/31/20 is $17.6mm

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